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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 28, 2002



                           DIVA ENTERTAINMENT, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                       0-23506              33-0601498
------------------------------       ------------------    -------------------
        State or other                  (Commission           (IRS Employer
Jurisdiction of Incorporation)          File Number)       Identification No.)


   180 Varick Street, 13/th/ Floor, New York, New York             10014
  -----------------------------------------------------         ------------
        (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code  (212) 807-6994
                                                          --------------
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Item 4.     Change in Registrant's Certifying Accountant.
            --------------------------------------------

     Effective January 28, 2002, the Registrant dismissed its independent auditor Grant Thornton LLP and retained Paritz & Company, P.A. as its independent auditor.

     The report of Grant Thornton LLP on the financial statements for the Registrant's fiscal year ended June 30, 2001, contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, scope or accounting principles. The decision to change accountants was recommended by Registrant's Board of Directors.

     During the year ended June 30, 2001, there were no disagreements with Grant Thornton LLP within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event.

     During the year ended June 30, 2001, the Registrant did not consult Paritz & Company, P.A. regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

     The Registrant has provided Grant Thornton LLP with a copy of this disclosure and has requested that Grant Thornton LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter from Grant Thornton LLP addressed to the SEC dated February 11, 2002, is filed as Exhibit No. 16.1 to this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

     (a)    Financial Statements not applicable.

     (b)    Exhibits.

     16.1 Letter from Grant Thornton LLP on change in certifying accountant. Filed herewith.

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DIVA ENTERTAINMENT, INC.

                                         /s/ Peter C. Zachariou
Date: February 14, 2002            By:------------------------------------------
                                      Peter C. Zachariou, President

                                       3
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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
------------        -----------

16.1 Letter from Grant Thornton LLP on change in certifying accountant.

                                       4